UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21319

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible and High Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2019

DATE OF REPORTING PERIOD: November 1, 2018 through April 30, 2019

ITEM 1. REPORT TO SHAREHOLDERS

TIMELY INFORMATION INSIDE

Convertible and High Income Fund (CHY)

SEMIANNUAL REPORT APRIL 30, 2019

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities27

Statement of Operations28

Statements of Changes In Net Assets29

Statement of Cash Flows30

Notes to Financial Statements31

Financial Highlights40

Report of Independent Registered
Public Accounting Firm41

About Closed-End Funds42

Managed Distribution Policy43

Automatic Dividend Reinvestment Plan43

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.0850 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2019. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0850 per share. We believe the Fund’s current annualized distribution rate, which was 9.21%* on a market price basis as of April 30, 2019, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

Market Review

During the semiannual period, broad stock market barometers posted strong results, both in the U.S. and globally.1 Convertible securities rose briskly,2 and high yield corporate and investment-grade bond markets advanced at a more measured but still healthy pace.3

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/19 distribution was $0.0850 per share. Based on our current estimates, we anticipate that approximately $0.0609 is paid from ordinary income or capital gains and that approximately $0.0241 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

However, the six-month period was extremely volatile, with Federal Reserve policy, trade disputes, and growth concerns driving sharp swings in investor sentiment. During the final months of 2018, markets sold off steeply. Investors worried the Federal Reserve would derail the U.S. economic recovery and hinder global growth by raising short-term rates too quickly. Trade uncertainty and global economic data further unsettled market participants.

The tide of negative sentiment quickly turned in late December as comments from the Federal Reserve alleviated concerns about additional tightening. U.S. economic data continued to be healthy and financial conditions improved. The global growth outlook brightened, helped by a contained U.S. dollar, optimism about an eventual resolution to global trade disputes, and data supporting the view that China’s economy could achieve a soft landing. Against this backdrop, stocks, convertible securities and high yield bonds rallied dramatically through the end of the reporting period.

Outlook

We believe there is still real fundamental strength in the U.S. economy, as fiscal policy provides a wind in the sails for businesses. Unemployment is low, inflation is contained and corporate earnings are healthy. Consumers can continue to fuel growth, as they benefit from wage growth, manageable debt levels and employment gains. The Federal Reserve has affirmed its commitment to maintaining a patient approach to short-term interest rates.

Outside the U.S., economic data looks more encouraging than it did at the start of 2019. We may well see a pickup in the second half of the year, with accommodative global monetary policy, a contained dollar and U.S. growth providing tailwinds. Of course, the path of U.S.-China trade policy will influence what we see next, but a resolution is not out of reach.

Ongoing economic growth sets the stage for additional upside in stocks, convertible securities and high yield bonds. Yet, despite the favorable economic backdrop, we believe investors should be prepared for persistent volatility and episodic selloffs, such as the downturn that occurred in May of 2019 in the stock and high yield markets. A variety of political and geopolitical uncertainties—including tensions in the Middle East, election unknowns, and trade—are likely to stoke turbulence.

Letter to Shareholders

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   3

Asset allocation for long-term goals

Elevated volatility can be an unwelcomed prospect for investors. However, the flipside of volatility is opportunity. I have invested through many periods of market turmoil: the 1973–1974 crash, Black Monday in 1987, and the collapse of the dot.com bubble, to name just a few. In all of these markets, there were opportunities—to sell into strength or to pick up an attractive position at a lower price. Our investment teams are following just such an approach, drawing on Calamos Investments’ decades of proprietary research and risk-management strategies.

As I’ve discussed in past letters to shareholders, repositioning your portfolio quickly in response to short-term market changes can be a dangerous strategy. Far too often, investors catch the downside in the market, only to be on the sidelines when markets rally. Instead, I encourage you to work with your financial advisor to ensure that your investment portfolio reflects your risk tolerance and investment goals. With the right funds at the core of an allocation, it may be easier to stay invested through short-term volatility.

Conclusion

Thank you for your continued trust in Calamos Investments. We look forward to helping you pursue your financial objectives in the years to come.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 9.67% for the six-month period ending April 30, 2019. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period ending April 30, 2019, the index returned 9.76%.

2The ICE BofAML All U.S. Convertibles Ex Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 9.44% for the six-month period ending April 30, 2019. The Thomson Reuters Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 7.58% for the six-month period ending April 30, 2019.

3The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2019, the index returned 5.49%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 5.54% for the six-month period ending April 30, 2019. The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.52% for the six-month period ending April 30, 2019.

Duration is a measure of interest rate risk, with higher duration indicative of increased sensitivity to changes in interest rates.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Investment Team Discussion

6   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/19

Common Shares – Inception 5/28/03
	6 Months*	1 Year	Since Inception
On Market Price	7.00%	0.62%	7.88%
On NAV	9.26%	9.69%	8.44%
*Not annualized.

SECTOR WEIGHTINGS

Information Technology	23.9%
Health Care	17.6
Consumer Discretionary	11.7
Financials	9.2
Industrials	8.9
Energy	8.5
Communication Services	8.3
Utilities	4.1
Materials	2.5
Consumer Staples	2.1
Real Estate	1.7

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE AND HIGH INCOME FUND (CHY)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible and High Income Fund (CHY) is an enhanced fixed income offering that seeks total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments, and seeks to be less sensitive to interest rates. Like all Calamos closed-end funds, the Fund aims to provide a steady stream of distributions paid out monthly and invests in multiple asset classes that may be reweighted in an effort to optimize returns.

The Fund invests in a diversified portfolio of convertible securities and high yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned to generate capital gains and income. We also think the broader range of security types provides increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. During the six-month period, ended April 30, 2019, the Fund maintained a high proportional exposure to convertible assets. We believe such exposure, which constituted over half the portfolio, positions us well to participate in the equity markets in a more risk-managed way in 2019.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor companies with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the reporting period?

The Fund returned 9.26% on a net asset value (NAV) basis and 7.00% on a market price basis for the six-month period ended April 30, 2019, versus the 5.55% the ICE BofAML U.S. High Yield Master II Index for the same period and 9.29% increase for the ICE BofAML All U.S. Convertibles Index.

At the end of the reporting period, the Fund’s shares traded at a -3.49% discount to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price can be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the six-month period.

Within this Fund, we employ a managed distribution policy with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.0850 per share, resulting in a current annualized distribution rate of 9.21% of market price as of April 30, 2019.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2019, the dividend yield of S&P 500 Index stocks averaged approximately 1.89%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.51% and 2.93% respectively.

What factors influenced performance over the reporting period?

Improvements in the convertible bond markets contributed to the Fund’s strong performance over the period. Convertible bond Issuance was strong during the period, which presented us with a broad selection of investment opportunities. Price performance was enhanced by good valuations in the stock relative to the NAV earlier in the period, which served as an enticement to many investors.

From an economic sector perspective, an overweight and selection in information technology (application software) contributed to performance. In addition, the Fund was helped by its selection in real estate, notably in health care REITs.

Our selection in consumer discretionary (namely automobile manufacturers) was detrimental to performance. In addition, our selection and overweight in health care (notably selections and overweight in pharmaceuticals) lagged relative to the index.

ASSET ALLOCATION AS OF 4/30/19

Investment Team Discussion

8   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

How is the Fund positioned?

We continue to hold our highest allocation of rated securities in the BB credit tier, as we believe this exposure offers investors a better risk/reward dynamic while continuing to provide regular income. From an economic sector perspective, our heaviest exposures are in the information technology, health care and communication services sectors. We believe that these sectors should outperform given where we are in the economic cycle and based on current demographic trends. We continue to maintain significant positions in convertible securities, which we believe can provide income, benefit from a rising equity market, and manage overall portfolio risk. As of April 30, 2019, approximately 57% our portfolio was invested in convertible securities. Long term, we believe patient investors will be rewarded for an allocation to convertibles and high yield at current levels, especially during periods of market volatility.

The average credit quality of the portfolio is slightly higher than that of the BofAML All U.S. Convertibles Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors.

Despite outsized returns in the equity alternative portion of the market during the latter half of the period, we believe balanced convertibles offer the most attractive investment opportunity, given their combination of upside potential and downside protection. We have been using the recent market volatility to actively rebalance the portfolio with a combination of both cyclical and secular opportunities, primarily in technology, health care and select consumer sectors. We have facilitated our active rebalancing by trimming positions that had become much more equity sensitive during the market rise. We subsequently redeployed proceeds to purchase convertibles that we expect will provide stronger risk/reward characteristics.

Moreover, where the risk/reward is compelling, we are investing in global businesses with the ability to seek the best opportunities to diversify their revenue streams. Overall, we believe that companies in our portfolio are performing well fundamentally. They are well positioned to participate in earning attractive cash flow margins and improving their credit profiles, while utilizing reasonable debt levels to fund their operations.

We believe that this is an environment that is conducive to the prudent use of leverage as a means of enhancing total return and supporting the fund’s distribution rate. Over the period, in spite of a cost increase due to rising interest rates in 2018, our use of leverage enjoyed a favorable reinvestment dynamic.

Investment Team Discussion

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   9

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of moderate economic growth, we favor quality growth companies. Favorable factors within the U.S. include solid job creation, relatively low interest rates, less regulations, healthy consumer and business confidence, and limited inflationary pressures. We are emphasizing investments in companies with solid cash flow generation, stronger balance sheets and opportunities to benefit from U.S. and global economic expansion. From a thematic and sector perspective, we see opportunities in the technology and communication services sector, tied to global consumption, and companies positioned to benefit from improving fundamentals and the health of U.S. consumers. We are also optimistic about financials, as we believe those companies are favorably valued and positioned to grow revenues in a lower regulatory environment that is supported by a strong U.S. consumer. We are cautious about companies in the materials and utilities sectors. We believe they may be fully valued as investors seek these stocks for income rather than growth. Although we are optimistic on the sector based on our weighting, we are selective regarding companies in the health care sector, favoring diversified companies that are more growth oriented versus pharmaceutical companies that may be more vulnerable to pricing pressures.

We believe that fiscal policy is likely to remain an important factor regarding equity valuations. In addition, geopolitical concerns will likely remain as an ongoing consideration. In our view, equities continue to offer compelling risk/reward characteristics, as we seek companies with attractively valued fundamentals in light of recent market volatility.

Investing in convertibles provides a means to participate in a portion of the equity market upside and to achieve a measured degree of downside protection. We expect markets to have bouts of turbulence, which we see as a positive for convertibles. In this respect, we believe returns are best viewed over a full-market cycle. We are focused on the more balanced convertibles, which we believe can be beneficial in a volatile market as they are more likely to limit losses in down markets and participate in up markets. We are also encouraged by the continued issuance of convertibles, which should provide broad investment opportunities through the space. Our dynamic allocation mandate allows us to deploy assets over different asset classes to benefit our shareholders. Accordingly, we believe that active management in the convertible and high yield asset classes is essential to achieving desirable risk-managed results over time, especially during periods of market volatility.

Schedule of Investments April 30, 2019 (Unaudited)

10 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (46.9%)
Airlines (0.1%)
548,798	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	$579,011

Communication Services (6.4%)
1,052,000	Altice Financing, SA* 7.500%, 05/15/26	1,066,370
2,662,000	Altice France, SA* 7.375%, 05/01/26	2,705,071
	Altice Luxembourg, SA*^
574,000	7.625%, 02/15/25	538,659
497,000	7.750%, 05/15/22	506,617
516,000	Arrow Bidco, LLC* 9.500%, 03/15/24	512,063
1,243,000	Belo Corp. 7.250%, 09/15/27	1,340,656
	Cincinnati Bell, Inc.*^
1,252,000	8.000%, 10/15/25	1,156,547
564,000	7.000%, 07/15/24	521,314
258,000	CommScope, Inc.*^ 8.250%, 03/01/27	279,687
765,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	726,892
	CSC Holdings, LLC*
3,618,000	5.500%, 04/15/27	3,734,427
1,534,000	5.500%, 05/15/26	1,579,767
1,099,000	7.500%, 04/01/28^	1,200,707
6,012,000	Embarq Corp.^ 7.995%, 06/01/36	5,936,850
516,000	Entercom Media Corp.* 6.500%, 05/01/27	526,931
	Frontier Communications Corp.
3,250,000	11.000%, 09/15/25^	2,108,454
2,451,000	7.625%, 04/15/24	1,357,119
1,037,000	8.500%, 04/01/26*^	979,602
497,000	8.000%, 04/01/27*^	515,359
	Gray Television, Inc.*
722,000	5.875%, 07/15/26^	744,765
497,000	7.000%, 05/15/27	538,017
	Hughes Satellite Systems Corp.^
908,000	6.625%, 08/01/26	920,108
277,000	5.250%, 08/01/26	278,881
	Inmarsat Finance, PLCµ*
1,482,000	4.875%, 05/15/22	1,498,687
946,000	6.500%, 10/01/24^	996,994
	Intelsat Jackson Holdings, SA
1,788,000	9.750%, 07/15/25*	1,845,314
1,013,000	8.000%, 02/15/24*	1,058,023
994,000	5.500%, 08/01/23	900,191
526,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	446,803
1,281,000	Nexstar Broadcasting, Inc.*^ 5.625%, 08/01/24	1,301,855

PRINCIPAL AMOUNT		VALUE
1,291,000	Qwest Corp.µ^ 6.875%, 09/15/33	$1,292,556
526,000	SBA Communications Corp. 4.000%, 10/01/22	530,600
	Sprint Corp.^
5,148,000	7.875%, 09/15/23	5,370,780
1,831,000	7.125%, 06/15/24	1,840,155
1,295,000	7.625%, 03/01/26	1,297,111
1,319,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	1,333,305
770,000	Telecom Italia Capital, SA 6.000%, 09/30/34	714,033
1,965,000	United States Cellular Corp. 6.700%, 12/15/33	2,094,778
478,000	Wind Tre, S.p.A.* 5.000%, 01/20/26	441,378
	Windstream Services, LLC / Windstream Finance Corp.@
408,000	7.750%, 10/01/21	89,401
171,000	10.500%, 06/30/24*	119,673
526,000	Zayo Group, LLC / Zayo Capital, Inc.* 5.750%, 01/15/27	534,261
		53,480,761

Consumer Discretionary (7.8%)
774,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 9.875%, 04/01/27	805,800
1,386,000	Beverages & More, Inc.* 11.500%, 06/15/22	1,024,462
1,314,000	Boyd Gaming Corp. 6.000%, 08/15/26	1,366,810
1,291,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	1,264,909
	CCO Holdings, LLC / CCO Holdings Capital Corp.^
3,203,000	5.125%, 05/01/27*	3,256,074
1,009,000	5.750%, 09/01/23	1,032,898
554,000	5.000%, 02/01/28*	553,787
	Century Communities, Inc.
2,104,000	6.875%, 05/15/22	2,150,961
765,000	5.875%, 07/15/25	759,897
3,728,000	Dana Financing Luxembourg Sarl*^ 6.500%, 06/01/26	3,911,921
	DISH DBS Corp.^
1,243,000	7.750%, 07/01/26	1,114,331
793,000	5.875%, 11/15/24	686,036
2,323,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	2,404,711
1,214,000	ESH Hospitality, Inc.*^ 5.250%, 05/01/25	1,223,566
1,291,000	GLP Capital, LP / GLP Financing II, Inc. 5.250%, 06/01/25	1,364,135

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
1,032,000	goeasy, Ltd.µ* 7.875%, 11/01/22	$1,085,220
1,874,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	1,826,916
2,752,000	Hasbro, Inc. 6.600%, 07/15/28	3,263,941
1,291,000	International Game Technology, PLC*^ 6.250%, 01/15/27	1,356,660
	L Brands, Inc.^
2,822,000	6.875%, 11/01/35	2,520,229
581,000	5.250%, 02/01/28	519,266
1,338,000	Lennar Corp. 5.250%, 06/01/26	1,395,728
1,228,000	Liberty Interactive, LLC 8.250%, 02/01/30	1,272,110
1,353,000	M/I Homes, Inc.^ 5.625%, 08/01/25	1,334,071
	Mattel, Inc.
1,176,000	6.750%, 12/31/25*^	1,179,422
43,000	2.350%, 08/15/21	41,410
1,200,000	Mclaren Finance, PLC*^ 5.750%, 08/01/22	1,181,280
2,089,000	Meritage Homes Corp. 7.000%, 04/01/22	2,249,790
2,677,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	2,719,631
	PetSmart, Inc.*^
1,114,000	5.875%, 06/01/25	1,010,972
287,000	8.875%, 06/01/25	255,482
	Rite Aid Corp.
2,318,000	7.700%, 02/15/27	1,440,869
765,000	6.125%, 04/01/23*^	651,459
2,539,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	3,077,243
1,013,000	Salem Media Group, Inc.* 6.750%, 06/01/24	912,080
1,226,000	Sally Holdings, LLC / Sally Capital, Inc. 5.625%, 12/01/25	1,223,720
4,063,000	Service Corp. International 7.500%, 04/01/27	4,682,161
1,243,000	Sotheby’s*^ 4.875%, 12/15/25	1,220,402
1,023,000	Staples, Inc.*^ 7.500%, 04/15/26	1,024,534
994,000	Taylor Morrison Communities Corp. 6.625%, 05/15/22	1,028,025
3,080,000	Taylor Morrison Communities Corp. / Taylor Morrison Holdings II, Inc.*^ 5.250%, 04/15/21	3,091,519
455,856	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	479,077

PRINCIPAL AMOUNT		VALUE
999,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	$995,738
		65,959,253

Consumer Staples (2.9%)
	Albertsons Companies, LLC / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC^
1,319,000	5.750%, 03/15/25	1,312,939
774,000	7.500%, 03/15/26*	823,501
507,000	Dean Foods Company* 6.500%, 03/15/23	267,285
765,000	Energizer Holdings, Inc.*^ 6.375%, 07/15/26	791,542
1,209,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	928,808
	JBS USA LUX, SA / JBS USA Finance, Inc.*
8,580,000	7.250%, 06/01/21	8,616,165
1,749,000	6.750%, 02/15/28	1,849,734
258,000	5.875%, 07/15/24	265,060
2,103,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*^ 6.500%, 04/15/29	2,223,912
	New Albertson’s, Inc.
1,028,000	7.450%, 08/01/29^	964,063
846,000	7.750%, 06/15/26	806,712
597,000	8.000%, 05/01/31	566,129
	Pilgrim’s Pride Corp.*^
1,458,000	5.875%, 09/30/27	1,509,577
497,000	5.750%, 03/15/25	509,241
	Post Holdings, Inc.*
1,291,000	5.750%, 03/01/27^	1,327,103
249,000	5.625%, 01/15/28	252,262
	Simmons Foods, Inc.*^
1,013,000	7.750%, 01/15/24	1,083,257
588,000	5.750%, 11/01/24	541,095
		24,638,385

Energy (6.8%)
774,000	Apergy Corp. 6.375%, 05/01/26	801,581
392,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	386,120
2,170,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.* 6.125%, 11/15/22	2,203,798
1,357,000	Brazos Valley Longhorn, LLC / Brazos Valley Longhorn Finance Corp. 6.875%, 02/01/25	1,365,535
771,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	732,828
1,291,000	Buckeye Partners, LPµ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	1,193,562

Schedule of Investments April 30, 2019 (Unaudited)

12 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,079,000	Calfrac Holdings, LP*^ 8.500%, 06/15/26	$1,750,549
1,104,000	California Resources Corp.*^ 8.000%, 12/15/22	844,571
1,629,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	1,587,338
1,305,000	Chaparral Energy, Inc.*^ 8.750%, 07/15/23	967,162
994,000	Cheniere Energy Partners, LP*^ 5.625%, 10/01/26	1,028,139
	Chesapeake Energy Corp.^
1,291,000	8.000%, 01/15/25	1,308,196
1,032,000	7.000%, 10/01/24	1,022,753
497,000	Comstock Resources, Inc.*^ 9.750%, 08/15/26	455,163
1,520,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	1,419,011
502,000	DCP Midstream, LP‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	496,438
	Denbury Resources, Inc.
1,075,000	5.500%, 05/01/22	834,856
994,000	7.500%, 02/15/24*^	920,966
731,000	9.250%, 03/31/22*^	743,774
554,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	539,566
	Energy Transfer Operating, LP
2,677,000	5.597%, 11/01/66µ‡ 3 mo. USD LIBOR + 3.02%	2,221,763
2,008,000	5.875%, 01/15/24	2,193,660
277,000	5.500%, 06/01/27	300,954
	Enterprise Products Operating, LLCµ‡
1,726,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	1,651,497
502,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	467,289
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
908,000	9.375%, 05/01/24	330,253
774,000	7.750%, 05/15/26^	690,199
	Genesis Energy, LP / Genesis Energy Finance Corp.
1,281,000	6.500%, 10/01/25	1,288,808
1,243,000	6.250%, 05/15/26^	1,232,366
	Gulfport Energy Corp.^
1,243,000	6.375%, 05/15/25	1,095,916
693,000	6.000%, 10/15/24	610,575
1,009,000	Halcon Resources Corp. 6.750%, 02/15/25	651,108
1,467,000	HighPoint Operating Corp.^ 7.000%, 10/15/22	1,428,271
1,673,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	1,669,286

PRINCIPAL AMOUNT		VALUE
1,314,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	$1,341,771
1,816,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	1,651,016
	Moss Creek Resources Holdings, Inc.*
516,000	10.500%, 05/15/27	527,943
473,000	7.500%, 01/15/26^	434,339
746,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	772,084
124,650	Northern Oil and Gas, Inc. 9.500%, 05/15/23 9.500% PIK rate	131,572
903,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	883,324
1,291,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	1,260,565
765,000	PDC Energy, Inc.^ 5.750%, 05/15/26	766,775
1,091,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/20	1,090,722
994,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	956,471
497,000	QEP Resources, Inc.^ 5.625%, 03/01/26	466,671
1,659,000	SESI, LLC^ 7.750%, 09/15/24	1,225,868
497,000	SM Energy Company^ 6.750%, 09/15/26	478,074
789,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.*^ 6.500%, 07/15/27	846,767
258,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	249,419
244,150	Transocean Pontus, Ltd.* 6.125%, 08/01/25	251,758
1,200,000	Transocean, Inc.*^ 7.500%, 01/15/26	1,188,162
1,243,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	971,995
2,103,000	W&T Offshore, Inc.*^ 9.750%, 11/01/23	2,142,862
2,672,000	Weatherford International, Ltd. 8.250%, 06/15/23	1,888,449
1,243,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	1,240,116
		57,200,574

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE

Financials (6.7%)
2,500,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	$2,267,563
3,192,000	Ally Financial, Inc. 8.000%, 11/01/31	4,097,810
1,262,000	Amwins Group, Inc.* 7.750%, 07/01/26	1,270,386
	Ardonagh Midco 3, PLC*
2,270,000	8.625%, 07/15/23^	1,884,406
478,000	8.625%, 07/15/23	397,316
2,280,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,158,396
693,000	Bank of America Corp.^‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	717,047
1,291,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	1,310,494
2,206,000	Brookfield Residential Properties, Inc.*^ 6.375%, 05/15/25	2,171,112
473,000	Charles Schwab Corp.µ^‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	460,747
1,276,000	Credit Acceptance Corp.*^ 6.625%, 03/15/26	1,343,137
1,281,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	1,288,993
1,243,000	HUB International, Ltd.* 7.000%, 05/01/26	1,254,548
1,998,000	ILFC E-Capital Trust II*‡ 4.850%, 12/21/65 3 mo. USD LIBOR + 1.80%	1,547,861
2,285,000	Iron Mountain, Inc.*^ 5.250%, 03/15/28	2,256,506
	Jefferies Finance, LLC*
3,322,000	7.250%, 08/15/24	3,284,129
3,298,000	7.375%, 04/01/20	3,306,806
1,195,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	1,192,335
1,075,000	Level 3 Financing, Inc. 5.375%, 05/01/25	1,096,575
1,324,000	Lions Gate Capital Holdings, LLC*^ 6.375%, 02/01/24	1,387,267
1,338,000	LPL Holdings, Inc.* 5.750%, 09/15/25	1,365,436
2,151,000	MetLife, Inc.µ 6.400%, 12/15/66	2,380,824
2,476,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	2,481,447

PRINCIPAL AMOUNT		VALUE
	Navient Corp.
1,625,000	6.750%, 06/25/25^	$1,665,146
660,000	6.500%, 06/15/22	695,960
1,109,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	1,117,373
1,922,000	Oil Insurance, Ltd.*‡ 5.574%, 06/30/19 3 mo. USD LIBOR + 2.98%	1,870,721
770,000	Realogy Group, LLC / Realogy Co-Issuer Corp.*^ 4.875%, 06/01/23	735,319
1,314,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	1,331,292
	Springleaf Finance Corp.
1,685,000	6.875%, 03/15/25^	1,809,698
1,291,000	7.125%, 03/15/26	1,387,780
1,243,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	1,248,413
698,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	701,078
2,538,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	2,483,065
		55,966,986

Health Care (5.7%)
2,376,000	Acadia Healthcare Company, Inc.^ 5.625%, 02/15/23	2,402,849
	Bausch Health Americas, Inc.*
2,806,000	8.500%, 01/31/27^	3,064,671
1,243,000	9.250%, 04/01/26	1,385,125
	Bausch Health Cos., Inc.*
2,533,000	9.000%, 12/15/25	2,807,159
258,000	5.750%, 08/15/27^	269,561
	CHS/Community Health Systems, Inc.
4,131,000	8.125%, 06/30/24*^	3,088,811
779,000	6.250%, 03/31/23^	759,467
516,000	8.000%, 03/15/26*	502,674
354,000	6.875%, 02/01/22	232,511
2,815,000	DaVita, Inc.^ 5.125%, 07/15/24	2,820,714
2,787,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.* 6.000%, 07/15/23	2,275,516
	HCA, Inc.
4,182,000	5.875%, 05/01/23^	4,491,761
3,121,000	5.375%, 02/01/25^	3,288,442
1,248,000	7.500%, 11/06/33	1,442,538
1,190,000	Horizon Pharma USA, Inc.* 8.750%, 11/01/24	1,289,573
2,419,000	Magellan Health, Inc. 4.900%, 09/22/24	2,360,569

Schedule of Investments April 30, 2019 (Unaudited)

14 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,706,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	$1,341,377
774,000	Par Pharmaceutical, Inc.*^ 7.500%, 04/01/27	804,499
526,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	448,341
	Tenet Healthcare Corp.
1,410,000	4.625%, 07/15/24	1,415,513
1,291,000	6.250%, 02/01/27*	1,347,171
516,000	6.875%, 11/15/31	476,575
1,563,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	1,469,705
	Teva Pharmaceutical Finance Netherlands III, BV
5,889,000	6.000%, 04/15/24	6,011,314
779,000	2.800%, 07/21/23^	708,719
1,037,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	1,006,958
		47,512,113

Industrials (5.5%)
1,530,000	ACCO Brands Corp.* 5.250%, 12/15/24	1,523,444
	Allison Transmission, Inc.*
884,000	4.750%, 10/01/27	868,260
554,000	5.000%, 10/01/24µ	560,640
258,000	5.875%, 06/01/29	265,792
1,482,000	Arconic, Inc.^ 5.125%, 10/01/24	1,531,225
1,461,020	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	1,443,875
516,000	Avolon Holdings Funding, Ltd.* 5.250%, 05/15/24	540,058
1,267,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	1,220,761
1,912,000	Bombardier, Inc.*^ 7.500%, 03/15/25	1,924,361
	Covanta Holding Corp.
1,458,000	5.875%, 03/01/24	1,503,570
296,000	5.875%, 07/01/25	304,229
1,267,000	Delphi Technologies, PLC*^ 5.000%, 10/01/25	1,164,373
1,745,000	Fly Leasing, Ltd. 5.250%, 10/15/24	1,700,834
2,572,000	Garda World Security Corp.* 7.250%, 11/15/21	2,579,330
	Golden Nugget, Inc.*^
1,415,000	6.750%, 10/15/24	1,449,031
956,000	8.750%, 10/01/25	1,000,478
1,262,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	1,334,578

PRINCIPAL AMOUNT		VALUE
1,917,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	$1,958,081
	Hertz Corp.^
789,000	7.375%, 01/15/21	789,986
277,000	7.625%, 06/01/22*	286,497
1,376,000	Icahn Enterprises, LPµ^ 6.750%, 02/01/24	1,446,314
382,000	James Hardie International Finance, Ltd.* 4.750%, 01/15/25	383,127
1,261,000	Jeld-Wen, Inc.*^ 4.625%, 12/15/25	1,208,341
669,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	652,452
1,963,000	Meritor, Inc.^ 6.250%, 02/15/24	2,024,687
1,749,000	Navistar International Corp.* 6.625%, 11/01/25	1,789,550
	Park Aerospace Holdings, Ltd.*
779,000	4.500%, 03/15/23	789,154
497,000	5.500%, 02/15/24	524,014
2,199,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	2,207,004
	Scientific Games International, Inc.*^
1,224,000	5.000%, 10/15/25	1,219,661
507,000	8.250%, 03/15/26	525,450
258,000	Summit Materials, LLC / Summit Materials Finance Corp.* 6.500%, 03/15/27	267,128
813,000	Tennant Company 5.625%, 05/01/25	837,447
258,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	237,470
574,000	TransDigm UK Holdings, PLC*^ 6.875%, 05/15/26	577,625
	TransDigm, Inc.*
1,338,000	7.500%, 03/15/27^	1,381,726
1,300,000	6.250%, 03/15/26	1,355,217
	United Rentals North America, Inc.^
1,028,000	4.875%, 01/15/28	1,022,706
956,000	5.875%, 09/15/26	1,000,253
516,000	6.500%, 12/15/26	553,000
626,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	625,674
1,291,000	XPO Logistics, Inc.*^ 6.750%, 08/15/24	1,337,573
		45,914,976

Information Technology (1.2%)
1,912,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	1,957,917
1,171,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	1,192,617

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
2,357,000	Dell International, LLC / EMC Corp.µ* 6.020%, 06/15/26	$2,558,264
1,543,000	Entercom Media Corp.*^ 7.250%, 11/01/24	1,599,088
1,243,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	1,101,895
1,362,000	VFH Parent, LLC*^ 6.750%, 06/15/22	1,409,683
		9,819,464

Materials (2.5%)
2,249,000	AK Steel Corp.^ 6.375%, 10/15/25	1,903,081
1,654,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	1,785,592
4,049,000	ArcelorMittal, SA^ 7.000%, 10/15/39	4,661,877
1,926,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	1,946,984
507,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	513,581
	First Quantum Minerals, Ltd.*
782,000	7.000%, 02/15/21^	796,698
574,000	7.250%, 04/01/23	568,076
956,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	968,428
765,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	784,110
507,000	Kinross Gold Corp. 4.500%, 07/15/27	490,811
258,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	265,068
1,162,000	New Gold, Inc.* 6.375%, 05/15/25	935,189
3,303,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	3,412,049
	United States Steel Corp.^
1,859,000	6.875%, 08/15/25	1,754,673
526,000	6.250%, 03/15/26	472,861
		21,259,078

Real Estate (0.5%)
1,267,000	CBL & Associates, LP^ 5.250%, 12/01/23	921,318
1,291,000	Forestar Group, Inc.* 8.000%, 04/15/24	1,328,833
2,089,000	MPT Operating Partnership, LP / MPT Finance Corp. 5.000%, 10/15/27	2,097,157
		4,347,308

PRINCIPAL AMOUNT		VALUE

Utilities (0.8%)
335,000	NGPL PipeCo, LLC*^ 4.875%, 08/15/27	$346,204
	NRG Energy, Inc.^
765,000	5.750%, 01/15/28	810,713
497,000	6.625%, 01/15/27	531,850
2,447,000	PPL Capital Funding, Inc.µ^‡ 5.266%, 03/30/67 3 mo. USD LIBOR + 2.67%	2,286,257
516,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	541,477
1,243,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,228,643
1,080,000	Vistra Energy Corp.* 8.125%, 01/30/26	1,179,360
		6,924,504
	Total Corporate Bonds (Cost $400,188,033)	393,602,413

Convertible Bonds (72.9%)
Communication Services (4.3%)
10,282,000	GCI Liberty, Inc.* 1.750%, 09/30/46	11,620,819
	Liberty Media Corp.
9,499,000	1.375%, 10/15/23	11,089,940
5,900,000	2.250%, 09/30/46	3,055,315
2,070,000	2.250%, 12/01/48*	2,337,972
3,000,000	Liberty Media Corp. / Liberty Formula One^ 1.000%, 01/30/23	3,600,600
4,250,000	Twitter, Inc.*^ 0.250%, 06/15/24	4,287,655
		35,992,301

Consumer Discretionary (8.3%)
8,750,000	Booking Holdings, Inc. 0.350%, 06/15/20	12,511,056
5,200,000	Caesars Entertainment Corp. 5.000%, 10/01/24	7,705,828
2,594,000	Chegg, Inc.* 0.125%, 03/15/25	2,485,260
	DISH Network Corp.
11,260,000	2.375%, 03/15/24^	9,794,229
4,250,000	3.375%, 08/15/26	3,901,819
4,100,000	Guess, Inc.*^ 2.000%, 04/15/24	4,287,718
	Liberty Interactive, LLC
2,422,705	4.000%, 11/15/29^	1,699,188
1,850,000	3.750%, 02/15/30~	1,292,771
6,000,000	NIO, Inc.*^ 4.500%, 02/01/24	4,612,500
3,825,000	Quotient Technology, Inc. 1.750%, 12/01/22	3,562,586

Schedule of Investments April 30, 2019 (Unaudited)

16 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
4,250,000	RH* 0.000%, 06/15/23	$3,713,565
14,250,000	Tesla, Inc.^ 1.250%, 03/01/21	14,015,089
		69,581,609

Energy (3.7%)
2,932,000	Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	3,337,921
5,750,000	Nabors Industries, Inc. 0.750%, 01/15/24	4,192,814
5,741,000	Oil States International, Inc.^ 1.500%, 02/15/23	5,176,487
5,150,000	PDC Energy, Inc. 1.125%, 09/15/21	4,894,019
6,062,000	SM Energy Company 1.500%, 07/01/21	5,640,388
	SunEdison, Inc.@
10,545,000	0.250%, 01/15/20*	325,261
1,027,000	2.000%, 10/01/18	31,678
3,400,000	TOTAL, SA^ 0.500%, 12/02/22	3,622,122
3,250,000	Transocean, Inc.^ 0.500%, 01/30/23	3,491,036
		30,711,726

Financials (3.8%)
5,825,000	Hope Bancorp, Inc.* 2.000%, 05/15/38	5,276,285
3,688,000	IAC FinanceCo, Inc.* 0.875%, 10/01/22	5,726,265
7,500,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	8,810,925
7,695,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*^§ 0.250%, 05/01/23	7,764,101
1,350,000	Prospect Capital Corp. 4.950%, 07/15/22	1,337,101
3,000,000	Starwood Property Trust, Inc. 4.375%, 04/01/23	3,005,460
		31,920,137

Health Care (13.9%)
10,875,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	12,222,195
7,250,000	CONMED Corp.*^ 2.625%, 02/01/24	7,976,124
8,400,000	DexCom, Inc.*^ 0.750%, 12/01/23	8,767,458
4,250,000	Evolent Health, Inc.* 1.500%, 10/15/25	3,482,875
7,500,000	Exact Sciences Corp.^ 0.375%, 03/15/27	8,421,675

PRINCIPAL AMOUNT		VALUE
2,950,000	Flexion Therapeutics, Inc. 3.375%, 05/01/24	$2,494,918
5,500,000	Illumina, Inc.^ 0.500%, 06/15/21	7,530,875
	Innoviva, Inc.
4,000,000	2.125%, 01/15/23^	4,116,080
596,000	2.500%, 08/15/25	639,872
2,000,000	Insmed, Inc. 1.750%, 01/15/25	2,083,030
7,500,000	Insulet Corp.*^ 1.375%, 11/15/24	8,529,262
6,450,000	Ionis Pharmaceuticals, Inc.^ 1.000%, 11/15/21	8,294,152
3,500,000	Jazz Investments I, Ltd. 1.875%, 08/15/21	3,483,918
3,000,000	Neurocrine Biosciences, Inc.^ 2.250%, 05/15/24	3,633,780
4,475,000	NuVasive, Inc. 2.250%, 03/15/21	5,126,717
7,750,000	Pacira BioSciences, Inc.^ 2.375%, 04/01/22	7,764,996
2,500,000	Sarepta Therapeutics, Inc.^ 1.500%, 11/15/24	4,397,900
3,536,000	Supernus Pharmaceuticals, Inc.^ 0.625%, 04/01/23	3,572,633
4,100,000	Tabula Rasa HealthCare, Inc.* 1.750%, 02/15/26	4,276,935
4,250,000	Teladoc Health, Inc.*^ 1.375%, 05/15/25	5,695,425
4,250,000	Wright Medical Group, Inc.*^ 1.625%, 06/15/23	4,626,486
		117,137,306

Industrials (2.9%)
4,250,000	Air Transport Services Group, Inc.^ 1.125%, 10/15/24	4,257,331
4,150,000	Atlas Air Worldwide Holdings, Inc.^ 2.250%, 06/01/22	4,297,138
3,188,000	FTI Consulting, Inc.*^ 2.000%, 08/15/23	3,426,271
8,750,000	Greenbrier Companies, Inc.^ 2.875%, 02/01/24	8,787,975
3,500,000	Meritor, Inc.^ 3.250%, 10/15/37	3,595,533
		24,364,248

Information Technology (33.8%)
6,850,000	8x8, Inc.* 0.500%, 02/01/24	7,717,690
2,500,000	Advanced Micro Devices, Inc. 2.125%, 09/01/26	8,831,838
7,668,000	Akamai Technologies, Inc.*^ 0.125%, 05/01/25	8,115,428

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
8,500,000	DocuSign, Inc.*^ 0.500%, 09/15/23	$9,140,772
	Envestnet, Inc.
4,250,000	1.750%, 06/01/23*	5,122,504
3,500,000	1.750%, 12/15/19	4,118,135
3,475,000	Euronet Worldwide, Inc.*^ 0.750%, 03/15/49	3,894,189
4,250,000	FireEye, Inc.*^ 0.875%, 06/01/24	4,282,024
7,750,000	Guidewire Software, Inc.^ 1.250%, 03/15/25	8,864,295
6,800,000	II-VI, Inc. 0.250%, 09/01/22	7,439,200
9,100,000	Inphi Corp. 0.750%, 09/01/21	9,663,608
5,500,000	Intel Corp.~ 3.250%, 08/01/39	13,753,712
4,250,000	LivePerson, Inc.* 0.750%, 03/01/24	4,400,429
4,750,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	5,924,604
18,000,000	Microchip Technology, Inc.^~ 1.625%, 02/15/27	23,346,450
6,912,000	New Relic, Inc.*^ 0.500%, 05/01/23	8,060,152
7,150,000	NXP Semiconductors, NV 1.000%, 12/01/19	7,907,543
	ON Semiconductor Corp.
6,472,000	1.000%, 12/01/20	8,678,370
5,750,000	1.625%, 10/15/23^	7,567,690
6,000,000	OSI Systems, Inc. 1.250%, 09/01/22	6,225,180
17,250,000	Palo Alto Networks, Inc.*^ 0.750%, 07/01/23	19,556,497
2,000,000	Pluralsight, Inc.* 0.375%, 03/01/24	2,286,550
4,250,000	Pure Storage, Inc.^ 0.125%, 04/15/23	4,706,323
2,069,000	Q2 Holdings, Inc. 0.750%, 02/15/23	2,904,648
2,419,000	Rapid7, Inc.* 1.250%, 08/01/23	3,503,232
739,000	RealPage, Inc.^ 1.500%, 11/15/22	1,208,069
3,250,000	Silicon Laboratories, Inc.^ 1.375%, 03/01/22	4,140,029
16,875,000	Splunk, Inc.* 0.500%, 09/15/23	19,199,531
8,450,000	Square, Inc.*^ 0.500%, 05/15/23	10,055,035
3,033,000	Synaptics, Inc. 0.500%, 06/15/22	2,770,721

PRINCIPAL AMOUNT		VALUE
3,000,000	Twilio, Inc.*^ 0.250%, 06/01/23	$6,052,590
	Viavi Solutions, Inc.
5,000,000	1.000%, 03/01/24^	5,852,500
1,024,000	1.750%, 06/01/23*	1,184,666
8,500,000	Wix.com, Ltd.*^ 0.000%, 07/01/23	9,986,990
10,500,000	Workday, Inc. 0.250%, 10/01/22	15,590,242
7,750,000	Zendesk, Inc. 0.250%, 03/15/23	11,710,250
		283,761,686

Materials (0.6%)
5,100,000	Royal Gold, Inc. 2.875%, 06/15/19	5,100,408

Real Estate (1.0%)
3,250,000	Extra Space Storage, LP* 3.125%, 10/01/35	3,802,809
4,000,000	IH Merger Sub, LLC 3.500%, 01/15/22	4,645,900
		8,448,709

Utilities (0.6%)
4,250,000	NRG Energy, Inc.* 2.750%, 06/01/48	4,779,826
	Total Convertible Bonds (Cost $608,806,641)	611,797,956

Bank Loans (5.4%)
Communication Services (1.4%)
398,362	Charter Communications Operating, LLC‡ 4.490%, 04/30/25 1 mo. LIBOR + 2.00%	399,794
825,000	CommScope, Inc.‡ 5.733%, 04/06/26 1 mo. LIBOR + 3.25%	833,378
550,000	CSC Holdings, LLC‡ 5.473%, 04/15/27 1 mo. LIBOR + 3.00%	552,678
2,405,122	Cumulus Media New Holdings, Inc.‡ 6.990%, 05/15/22 1 mo. LIBOR + 4.50%	2,389,188
1,400,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	1,415,169
650,000	Intelsat Jackson Holdings, SA‡ 6.979%, 01/02/24 1 mo. LIBOR + 4.50%	656,386
1,857,926	New Media Holdings II, LLC‡ 8.733%, 07/14/22 1 mo. LIBOR + 6.25%	1,858,697

Schedule of Investments April 30, 2019 (Unaudited)

18 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,339,138	Sprint Communications, Inc.‡ 5.500%, 02/02/24 1 mo. LIBOR + 3.00%	$2,308,928
1,090,000	Windstream Services, LLC‡ 9.750%, 02/08/24 1 mo. LIBOR + 3.25%	1,108,530
		11,522,748

Consumer Discretionary (0.8%)
535,950	American Greetings Corp.‡ 6.983%, 04/06/24 1 mo. LIBOR + 4.50%	538,295
550,000	MGM Resorts International‡ 4.733%, 12/21/23 1 mo. LIBOR + 2.25%	548,166
868,217	PetSmart, Inc.‡ 6.730%, 03/11/22 1 mo. LIBOR + 4.25%	839,396
1,895,250	R.R. Donnelley & Sons Company‡ 7.483%, 01/15/24 3 mo. LIBOR + 5.00%	1,902,746
2,625,000	Weight Watchers International, Inc.‡ 7.350%, 11/29/24 1 mo. LIBOR + 4.75%	2,531,484
		6,360,087

Consumer Staples (0.1%)
689,495	JBS USA LUX, SA! 10/30/22	690,753

Energy (0.3%)
800,000	Epic Crude Services, LP‡ 7.490%, 02/20/26 1 mo. LIBOR + 5.00%	798,668
1,089,000	McDermott Technology Americas, Inc.‡ 7.483%, 05/10/25 1 mo. LIBOR + 5.00%	1,080,037
493,750	Par Pacific Holdings, Inc.‡ 9.340%, 12/17/25 1 mo. LIBOR + 6.75%	499,922
		2,378,627

Financials (0.4%)
257,220	AssuredPartners, Inc.‡ 5.733%, 10/22/24 1 mo. LIBOR + 3.25%	256,418
1,287,000	Genworth Holdings, Inc.‡ 6.987%, 03/07/23 1 mo. LIBOR + 4.50%	1,300,674
808,182	GLP Financing, LLC‡ 3.977%, 04/28/21 1 mo. LIBOR + 1.50%	803,636

PRINCIPAL AMOUNT		VALUE
1,032,200	HUB International, Ltd.‡ 5.336%, 04/25/25 1 mo. LIBOR + 2.75%	$1,023,168
425,000	Level 3 Financing, Inc.‡ 4.733%, 02/22/24 1 mo. LIBOR + 2.25%	425,744
		3,809,640

Health Care (1.6%)
2,604,706	Amneal Pharmaceuticals, LLC‡ 6.000%, 05/04/25 1 mo. LIBOR + 3.50%	2,617,404
2,497,500	Bausch Health Americas, Inc.‡ 5.474%, 06/02/25 1 mo. LIBOR + 3.00%	2,511,686
959,253	Bausch Health Cos., Inc.‡ 5.224%, 11/27/25 1 mo. LIBOR + 2.75%	961,268
249,346	DaVita, Inc.‡ 5.233%, 06/24/21 1 mo. LIBOR + 2.75%	250,187
1,970,000	Gentiva Health Services, Inc.‡ 9.500%, 07/02/26 1 mo. LIBOR + 7.00%	2,027,869
680,742	Gentiva Health Services, Inc.‡ 6.250%, 07/02/25 1 mo. LIBOR + 3.75%	683,724
324,181	HCA, Inc.‡ 4.483%, 03/13/25 1 mo. LIBOR + 2.00%”	325,223
1,137,490	Mallinckrodt International Finance, SA‡ 5.351%, 09/24/24 1 mo. LIBOR + 2.75%	1,027,802
1,323,000	Ortho Clinical Diagnostics, SA‡ 5.733%, 06/30/25 1 mo. LIBOR + 3.25%	1,299,847
2,162,418	Team Health Holdings, Inc.‡ 5.233%, 02/06/24 1 mo. LIBOR + 2.75%	2,035,376
		13,740,386

Industrials (0.2%)
1,300,000	Dun & Bradstreet Corporation (The)‡ 7.479%, 02/01/26 1 mo. LIBOR + 5.00%	1,311,381
748,125	RegionalCare Hospital Partners Holdings, Inc.‡ 6.987%, 11/16/25 1 mo. LIBOR + 4.50%	752,801
		2,064,182

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE

Information Technology (0.6%)
1,246,875	BMC Software Finance, Inc.‡ 6.851%, 10/02/25 1 mo. LIBOR + 4.25%	$1,241,420
408,949	CDW, LLC‡ 4.233%, 08/17/23 1 mo. LIBOR + 2.75%	410,525
647,347	Dell International LLC‡ 4.490%, 09/07/23 1 mo. LIBOR + 2.00%	648,441
2,450,000	First Data Corp.‡ 4.481%, 04/26/24 1 mo. LIBOR + 2.00%	2,452,303
		4,752,689
	Total Bank Loans (Cost $45,128,321)	45,319,112

SYNTHETIC CONVERTIBLE SECURITIES (2.5%) ¤
Corporate Bonds (2.1%)
Airlines (0.0%)
25,000	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	26,376

Communication Services (0.3%)
48,000	Altice Financing, SA* 7.500%, 05/15/26	48,656
123,000	Altice France, SA* 7.375%, 05/01/26	124,990
	Altice Luxembourg, SA*^
26,000	7.625%, 02/15/25	24,399
23,000	7.750%, 05/15/22	23,445
24,000	Arrow Bidco, LLC* 9.500%, 03/15/24	23,817
57,000	Belo Corp. 7.250%, 09/15/27	61,478
	Cincinnati Bell, Inc.*^
58,000	8.000%, 10/15/25	53,578
26,000	7.000%, 07/15/24	24,032
12,000	CommScope, Inc.*^ 8.250%, 03/01/27	13,009
35,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	33,256
	CSC Holdings, LLC*
167,000	5.500%, 04/15/27	172,374
71,000	5.500%, 05/15/26	73,118
51,000	7.500%, 04/01/28^	55,720
277,000	Embarq Corp.^ 7.995%, 06/01/36	273,538
24,000	Entercom Media Corp.* 6.500%, 05/01/27	24,508

PRINCIPAL AMOUNT		VALUE
	Frontier Communications Corp.
150,000	11.000%, 09/15/25^	$$97,313
113,000	7.625%, 04/15/24	62,568
48,000	8.500%, 04/01/26*^	45,343
23,000	8.000%, 04/01/27*^	23,850
	Gray Television, Inc.*
33,000	5.875%, 07/15/26^	34,041
23,000	7.000%, 05/15/27	24,898
	Hughes Satellite Systems Corp.^
42,000	6.625%, 08/01/26	42,560
13,000	5.250%, 08/01/26	13,088
	Inmarsat Finance, PLCµ*
68,000	4.875%, 05/15/22	68,766
44,000	6.500%, 10/01/24^	46,372
	Intelsat Jackson Holdings, SA
82,000	9.750%, 07/15/25*	84,629
47,000	8.000%, 02/15/24*	49,089
46,000	5.500%, 08/01/23	41,659
24,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	20,386
59,000	Nexstar Broadcasting, Inc.*^ 5.625%, 08/01/24	59,961
59,000	Qwest Corp.µ^ 6.875%, 09/15/33	59,071
24,000	SBA Communications Corp. 4.000%, 10/01/22	24,210
	Sprint Corp.^
237,000	7.875%, 09/15/23	247,256
84,000	7.125%, 06/15/24	84,420
60,000	7.625%, 03/01/26	60,098
61,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	61,662
35,000	Telecom Italia Capital, SA 6.000%, 09/30/34	32,456
90,000	United States Cellular Corp. 6.700%, 12/15/33	95,944
22,000	Wind Tre, S.p.A.* 5.000%, 01/20/26	20,314
	Windstream Services, LLC / Windstream Finance Corp.@
19,000	7.750%, 10/01/21	4,163
8,000	10.500%, 06/30/24*	5,599
24,000	Zayo Group, LLC / Zayo Capital, Inc.* 5.750%, 01/15/27	24,377
		2,464,011

Consumer Discretionary (0.4%)
36,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 9.875%, 04/01/27	37,479
64,000	Beverages & More, Inc.* 11.500%, 06/15/22	47,306
61,000	Boyd Gaming Corp. 6.000%, 08/15/26	63,452

Schedule of Investments April 30, 2019 (Unaudited)

20 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
59,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	$57,808
	CCO Holdings, LLC / CCO Holdings Capital Corp.^
147,000	5.125%, 05/01/27*	149,436
46,000	5.750%, 09/01/23	47,089
26,000	5.000%, 02/01/28*	25,990
	Century Communities, Inc.
97,000	6.875%, 05/15/22	99,165
35,000	5.875%, 07/15/25	34,767
172,000	Dana Financing Luxembourg Sarl*^ 6.500%, 06/01/26	180,486
	DISH DBS Corp.^
57,000	7.750%, 07/01/26	51,100
37,000	5.875%, 11/15/24	32,009
107,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	110,764
56,000	ESH Hospitality, Inc.*^ 5.250%, 05/01/25	56,441
59,000	GLP Capital, LP / GLP Financing II, Inc. 5.250%, 06/01/25	62,342
48,000	goeasy, Ltd.µ* 7.875%, 11/01/22	50,475
86,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	83,839
127,000	Hasbro, Inc. 6.600%, 07/15/28	150,625
59,000	International Game Technology, PLC*^ 6.250%, 01/15/27	62,001
	L Brands, Inc.^
130,000	6.875%, 11/01/35	116,098
27,000	5.250%, 02/01/28	24,131
62,000	Lennar Corp. 5.250%, 06/01/26	64,675
57,000	Liberty Interactive, LLC 8.250%, 02/01/30	59,047
62,000	M/I Homes, Inc.^ 5.625%, 08/01/25	61,133
	Mattel, Inc.
54,000	6.750%, 12/31/25*^	54,157
2,000	2.350%, 08/15/21	1,926
55,000	Mclaren Finance, PLC*^ 5.750%, 08/01/22	54,142
96,000	Meritage Homes Corp. 7.000%, 04/01/22	103,389
123,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	124,959
	PetSmart, Inc.*^
51,000	5.875%, 06/01/25	46,283
13,000	8.875%, 06/01/25	11,572
	Rite Aid Corp.
107,000	7.700%, 02/15/27	66,511
35,000	6.125%, 04/01/23*^	29,805

PRINCIPAL AMOUNT		VALUE
117,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	$141,803
47,000	Salem Media Group, Inc.* 6.750%, 06/01/24	42,318
56,000	Sally Holdings, LLC / Sally Capital, Inc. 5.625%, 12/01/25	55,896
187,000	Service Corp. International 7.500%, 04/01/27	215,497
57,000	Sotheby’s*^ 4.875%, 12/15/25	55,964
47,000	Staples, Inc.*^ 7.500%, 04/15/26	47,070
46,000	Taylor Morrison Communities Corp. 6.625%, 05/15/22	47,575
142,000	Taylor Morrison Communities Corp. / Taylor Morrison Holdings II, Inc.*^ 5.250%, 04/15/21	142,531
21,000	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	22,070
46,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	45,850
		3,036,976

Consumer Staples (0.1%)
	Albertsons Companies, LLC / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC^
61,000	5.750%, 03/15/25	60,720
36,000	7.500%, 03/15/26*	38,302
23,000	Dean Foods Company* 6.500%, 03/15/23	12,125
35,000	Energizer Holdings, Inc.*^ 6.375%, 07/15/26	36,214
56,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	43,022
	JBS USA LUX, SA / JBS USA Finance, Inc.*
395,000	7.250%, 06/01/21	396,665
81,000	6.750%, 02/15/28	85,665
12,000	5.875%, 07/15/24	12,328
97,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*^ 6.500%, 04/15/29	102,577
	New Albertson’s, Inc.
47,000	7.450%, 08/01/29^	44,077
39,000	7.750%, 06/15/26	37,189
28,000	8.000%, 05/01/31	26,552
	Pilgrim’s Pride Corp.*^
67,000	5.875%, 09/30/27	69,370
23,000	5.750%, 03/15/25	23,567
	Post Holdings, Inc.*
59,000	5.750%, 03/01/27^	60,650
11,000	5.625%, 01/15/28	11,144

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
	Simmons Foods, Inc.*^
47,000	7.750%, 01/15/24	$50,260
27,000	5.750%, 11/01/24	24,846
		1,135,273

Energy (0.3%)
36,000	Apergy Corp. 6.375%, 05/01/26	37,283
18,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	17,730
100,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.* 6.125%, 11/15/22	101,557
63,000	Brazos Valley Longhorn, LLC / Brazos Valley Longhorn Finance Corp. 6.875%, 02/01/25	63,396
35,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	33,267
59,000	Buckeye Partners, LPµ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	54,547
96,000	Calfrac Holdings, LP*^ 8.500%, 06/15/26	80,833
51,000	California Resources Corp.*^ 8.000%, 12/15/22	39,016
75,000	Carrizo Oil & Gas, Inc.^ 6.250%, 04/15/23	73,082
60,000	Chaparral Energy, Inc.*^ 8.750%, 07/15/23	44,467
46,000	Cheniere Energy Partners, LP*^ 5.625%, 10/01/26	47,580
	Chesapeake Energy Corp.^
59,000	8.000%, 01/15/25	59,786
48,000	7.000%, 10/01/24	47,570
23,000	Comstock Resources, Inc.*^ 9.750%, 08/15/26	21,064
70,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	65,349
23,000	DCP Midstream, LP‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	22,745
	Denbury Resources, Inc.
50,000	5.500%, 05/01/22	38,831
46,000	7.500%, 02/15/24*^	42,620
34,000	9.250%, 03/31/22*^	34,594
26,000	Diamond Offshore Drilling, Inc.^ 7.875%, 08/15/25	25,323
	Energy Transfer Operating, LP
123,000	5.597%, 11/01/66µ‡ 3 mo. USD LIBOR + 3.02%	102,083
92,000	5.875%, 01/15/24	100,506
13,000	5.500%, 06/01/27	14,124

PRINCIPAL AMOUNT		VALUE
	Enterprise Products Operating, LLCµ‡
79,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	$75,590
23,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	21,410
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
42,000	9.375%, 05/01/24	15,276
36,000	7.750%, 05/15/26^	32,102
	Genesis Energy, LP / Genesis Energy Finance Corp.
59,000	6.500%, 10/01/25	59,360
57,000	6.250%, 05/15/26^	56,512
	Gulfport Energy Corp.^
57,000	6.375%, 05/15/25	50,255
32,000	6.000%, 10/15/24	28,194
46,000	Halcon Resources Corp. 6.750%, 02/15/25	29,684
68,000	HighPoint Operating Corp.^ 7.000%, 10/15/22	66,205
77,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	76,829
61,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	62,289
84,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	76,369
	Moss Creek Resources Holdings, Inc.*
24,000	10.500%, 05/15/27	24,555
22,000	7.500%, 01/15/26^	20,202
34,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	35,189
6,000	Northern Oil and Gas, Inc. 9.500%, 05/15/23 9.500% PIK rate	6,333
42,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	41,085
59,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	57,609
35,000	PDC Energy, Inc.^ 5.750%, 05/15/26	35,081
50,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/20	49,987
46,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	44,263
23,000	QEP Resources, Inc.^ 5.625%, 03/01/26	21,596
76,000	SESI, LLC^ 7.750%, 09/15/24	56,158
23,000	SM Energy Company^ 6.750%, 09/15/26	22,124

Schedule of Investments April 30, 2019 (Unaudited)

22 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
36,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.*^ 6.500%, 07/15/27	$38,636
12,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	11,601
11,000	Transocean Pontus, Ltd.* 6.125%, 08/01/25	11,343
55,000	Transocean, Inc.*^ 7.500%, 01/15/26	54,457
57,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	44,573
97,000	W&T Offshore, Inc.*^ 9.750%, 11/01/23	98,839
123,000	Weatherford International, Ltd. 8.250%, 06/15/23	86,931
57,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	56,868
		2,634,858

Financials (0.3%)
115,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	104,308
147,000	Ally Financial, Inc. 8.000%, 11/01/31	188,715
58,000	Amwins Group, Inc.* 7.750%, 07/01/26	58,385
	Ardonagh Midco 3, PLC*
105,000	8.625%, 07/15/23^	87,164
22,000	8.625%, 07/15/23	18,286
105,000	AssuredPartners, Inc.* 7.000%, 08/15/25	99,400
32,000	Bank of America Corp.^‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	33,110
59,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	59,891
102,000	Brookfield Residential Properties, Inc.*^ 6.375%, 05/15/25	100,387
22,000	Charles Schwab Corp.µ^‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	21,430
59,000	Credit Acceptance Corp.*^ 6.625%, 03/15/26	62,104
59,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	59,368
57,000	HUB International, Ltd.* 7.000%, 05/01/26	57,530

PRINCIPAL AMOUNT		VALUE
92,000	ILFC E-Capital Trust II*‡ 4.850%, 12/21/65 3 mo. USD LIBOR + 1.80%	$71,273
105,000	Iron Mountain, Inc.*^ 5.250%, 03/15/28	103,691
	Jefferies Finance, LLC*
153,000	7.250%, 08/15/24	151,256
152,000	7.375%, 04/01/20	152,406
55,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	54,877
50,000	Level 3 Financing, Inc. 5.375%, 05/01/25	51,003
61,000	Lions Gate Capital Holdings, LLC*^ 6.375%, 02/01/24	63,915
62,000	LPL Holdings, Inc.* 5.750%, 09/15/25	63,271
99,000	MetLife, Inc.µ 6.400%, 12/15/66	109,578
114,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	114,251
	Navient Corp.
75,000	6.750%, 06/25/25^	76,853
30,000	6.500%, 06/15/22	31,635
51,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	51,385
88,000	Oil Insurance, Ltd.*‡ 5.574%, 06/30/19 3 mo. USD LIBOR + 2.98%	85,652
35,000	Realogy Group, LLC / Realogy Co-Issuer Corp.*^ 4.875%, 06/01/23	33,424
61,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	61,803
	Springleaf Finance Corp.
78,000	6.875%, 03/15/25^	83,772
59,000	7.125%, 03/15/26	63,423
57,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	57,248
32,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	32,141
117,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	114,468
		2,577,403

Health Care (0.3%)
109,000	Acadia Healthcare Company, Inc.^ 5.625%, 02/15/23	110,232

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
	Bausch Health Americas, Inc.*
129,000	8.500%, 01/31/27^	$140,892
57,000	9.250%, 04/01/26	63,517
	Bausch Health Cos., Inc.*
117,000	9.000%, 12/15/25	129,663
12,000	5.750%, 08/15/27^	12,538
	CHS/Community Health Systems, Inc.
190,000	8.125%, 06/30/24*^	142,066
36,000	6.250%, 03/31/23^	35,097
24,000	8.000%, 03/15/26*	23,380
16,000	6.875%, 02/01/22	10,509
130,000	DaVita, Inc.^ 5.125%, 07/15/24	130,264
128,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.* 6.000%, 07/15/23	104,509
	HCA, Inc.
193,000	5.875%, 05/01/23^	207,296
144,000	5.375%, 02/01/25^	151,726
57,000	7.500%, 11/06/33	65,885
55,000	Horizon Pharma USA, Inc.* 8.750%, 11/01/24	59,602
111,000	Magellan Health, Inc. 4.900%, 09/22/24	108,319
79,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	62,115
36,000	Par Pharmaceutical, Inc.*^ 7.500%, 04/01/27	37,419
24,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	20,457
	Tenet Healthcare Corp.
65,000	4.625%, 07/15/24	65,254
59,000	6.250%, 02/01/27*	61,567
24,000	6.875%, 11/15/31	22,166
72,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	67,702
	Teva Pharmaceutical Finance Netherlands III, BV
271,000	6.000%, 04/15/24	276,629
36,000	2.800%, 07/21/23^	32,752
48,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	46,609
		2,188,165

Industrials (0.2%)
70,000	ACCO Brands Corp.* 5.250%, 12/15/24	69,700
	Allison Transmission, Inc.*
41,000	4.750%, 10/01/27	40,270
26,000	5.000%, 10/01/24µ	26,312
12,000	5.875%, 06/01/29	12,362

PRINCIPAL AMOUNT		VALUE
68,000	Arconic, Inc.^ 5.125%, 10/01/24	$70,259
67,000	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	66,214
24,000	Avolon Holdings Funding, Ltd.* 5.250%, 05/15/24	25,119
58,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	55,883
88,000	Bombardier, Inc.*^ 7.500%, 03/15/25	88,569
	Covanta Holding Corp.
67,000	5.875%, 03/01/24	69,094
14,000	5.875%, 07/01/25	14,389
58,000	Delphi Technologies, PLC*^ 5.000%, 10/01/25	53,302
80,000	Fly Leasing, Ltd. 5.250%, 10/15/24	77,975
118,000	Garda World Security Corp.* 7.250%, 11/15/21	118,336
	Golden Nugget, Inc.*^
65,000	6.750%, 10/15/24	66,563
44,000	8.750%, 10/01/25	46,047
58,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	61,336
88,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	89,886
	Hertz Corp.^
36,000	7.375%, 01/15/21	36,045
13,000	7.625%, 06/01/22*	13,446
63,000	Icahn Enterprises, LPµ^ 6.750%, 02/01/24	66,219
18,000	James Hardie International Finance, Ltd.* 4.750%, 01/15/25	18,053
58,000	Jeld-Wen, Inc.*^ 4.625%, 12/15/25	55,578
31,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	30,233
90,000	Meritor, Inc.^ 6.250%, 02/15/24	92,828
81,000	Navistar International Corp.* 6.625%, 11/01/25	82,878
	Park Aerospace Holdings, Ltd.*
36,000	4.500%, 03/15/23	36,469
23,000	5.500%, 02/15/24	24,250
101,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	101,368
	Scientific Games International, Inc.*^
56,000	5.000%, 10/15/25	55,801
23,000	8.250%, 03/15/26	23,837
12,000	Summit Materials, LLC / Summit Materials Finance Corp.* 6.500%, 03/15/27	12,425

Schedule of Investments April 30, 2019 (Unaudited)

24 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
37,000	Tennant Company 5.625%, 05/01/25	$38,113
12,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	11,045
26,000	TransDigm UK Holdings, PLC*^ 6.875%, 05/15/26	26,164
	TransDigm, Inc.*
62,000	7.500%, 03/15/27^	64,026
60,000	6.250%, 03/15/26	62,549
	United Rentals North America, Inc.^
47,000	4.875%, 01/15/28	46,758
44,000	5.875%, 09/15/26	46,037
24,000	6.500%, 12/15/26	25,721
29,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	28,985
59,000	XPO Logistics, Inc.*^ 6.750%, 08/15/24	61,128
		2,111,572

Information Technology (0.1%)
88,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	90,113
54,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	54,997
108,000	Dell International, LLC / EMC Corp.µ* 6.020%, 06/15/26	117,222
71,000	Entercom Media Corp.*^ 7.250%, 11/01/24	73,581
57,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	50,529
63,000	VFH Parent, LLC*^ 6.750%, 06/15/22	65,206
		451,648

Materials (0.1%)
104,000	AK Steel Corp.^ 6.375%, 10/15/25	88,004
76,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	82,046
186,000	ArcelorMittal, SA^ 7.000%, 10/15/39	214,154
89,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	89,970
23,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	23,298
	First Quantum Minerals, Ltd.*
36,000	7.000%, 02/15/21^	36,677
26,000	7.250%, 04/01/23	25,732
44,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	44,572

PRINCIPAL AMOUNT		VALUE
35,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	$35,874
23,000	Kinross Gold Corp. 4.500%, 07/15/27	22,266
12,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	12,329
53,000	New Gold, Inc.* 6.375%, 05/15/25	42,655
152,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	157,018
	United States Steel Corp.^
86,000	6.875%, 08/15/25	81,174
24,000	6.250%, 03/15/26	21,575
		977,344

Real Estate (0.0%)
58,000	CBL & Associates, LP^ 5.250%, 12/01/23	42,175
59,000	Forestar Group, Inc.* 8.000%, 04/15/24	60,729
96,000	MPT Operating Partnership, LP / MPT Finance Corp. 5.000%, 10/15/27	96,375
		199,279

Utilities (0.0%)
15,000	NGPL PipeCo, LLC*^ 4.875%, 08/15/27	15,502
	NRG Energy, Inc.^
35,000	5.750%, 01/15/28	37,091
23,000	6.625%, 01/15/27	24,613
113,000	PPL Capital Funding, Inc.µ^‡ 5.266%, 03/30/67 3 mo. USD LIBOR + 2.67%	105,577
24,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	25,185
57,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	56,342
50,000	Vistra Energy Corp.* 8.125%, 01/30/26	54,600
		318,910
	Total Corporate Bonds	18,121,815

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.4%) #
Consumer Discretionary (0.1%)
45 8,669,340	Amazon.com, Inc. Call, 01/17/20, Strike $1,900.00	887,513

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 25

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Industrials (0.1%)
750 10,995,000	Stanley Black & Decker, Inc. Call, 01/17/20, Strike $145.00	$1,012,500

Information Technology (0.2%)
405 8,400,915	Lam Research Corp. Call, 01/17/20, Strike $190.00	1,298,025

	Total Purchased Options	3,198,038

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $20,799,949)	21,319,853

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (12.6%)
Energy (0.5%)
	NuStar Energy, LP‡
145,650	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	3,006,216
61,245	8.500%, 12/15/21^ 3 mo. USD LIBOR + 6.77%	1,436,808
		4,443,024

Financials (2.3%)
35,400	Assurant, Inc.^ 6.500%, 03/15/21	3,681,954
5,000	Bank of America Corp. 7.250%, 12/31/49	6,602,550
29,835	Virtus Investment Partners, Inc. 7.250%, 02/01/20	3,079,270
4,800	Wells Fargo & Company 7.500%, 12/31/49	6,275,712
		19,639,486

Health Care (1.8%)
118,000	Becton Dickinson and Company 6.125%, 05/01/20	7,022,180
7,505	Danaher Corp. 4.750%, 04/15/22	7,906,518
		14,928,698

Industrials (1.8%)
7,750	Fortive Corp. 5.000%, 07/01/21	8,365,660
115,600	Rexnord Corp. 5.750%, 11/15/19	6,779,940
		15,145,600

Materials (0.5%)
73,897	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	3,874,420

NUMBER OF SHARES		VALUE

Real Estate (1.0%)
7,300	Crown Castle International Corp. 6.875%, 08/01/20	$8,424,127

Utilities (4.7%)
148,920	American Electric Power Company, Inc. 6.125%, 03/15/22	7,740,862
75,200	Aqua America, Inc. 6.000%, 04/30/22	4,104,416
104,300	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.516%, 09/15/29	4,940,900
117,650	DTE Energy Company 6.500%, 10/01/19	6,566,046
122,370	NextEra Energy, Inc. 6.123%, 09/01/19	7,635,888
	Sempra Energy
42,200	6.750%, 07/15/21^	4,537,766
38,750	6.000%, 01/15/21	4,141,987
		39,667,865
	Total Convertible Preferred Stocks (Cost $100,198,399)	106,123,220

Common Stocks (4.2%)
Communication Services (0.0%)
9,142	Cumulus Media, Inc. - Class A#	165,653

Energy (1.1%)
2,010	Chevron Corp.	241,321
64,000	Energy Transfer, LP	967,680
69,790	Enterprise Products Partners, LP	1,998,088
14,650	GasLog, Ltd.^	228,979
19,280	Magellan Midstream Partners, LP~	1,195,553
7,475	Schlumberger, Ltd.	319,033
378,369	Southwestern Energy Company^#	1,494,557
28,085	Targa Resources Corp.^	1,127,613
39,465	Tidewater, Inc.^#	887,962
53,601	Transocean, Ltd.^#	421,304
9,185	Williams Companies, Inc.	260,211
		9,142,301

Financials (0.1%)
17,300	American International Group, Inc.	822,961

Health Care (3.0%)
97,157	Allergan, PLC	14,282,079
165,000	Gilead Sciences, Inc.~	10,731,600
		25,013,679
	Total Common Stocks (Cost $60,700,361)	35,144,594

Schedule of Investments April 30, 2019 (Unaudited)

26 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Purchased Option (0.1%) #
Consumer Discretionary (0.1%)
56 10,387,944	Booking Holdings, Inc. Put, 06/21/19, Strike $1,870.00 (Cost $740,807)	$467,040

NUMBER OF SHARES		VALUE

Short Term Investments (2.2%)
9,463,326	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	9,466,165
9,375,571	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	9,375,571
	Total Short Term Investments (Cost $18,842,059)	18,841,736
	TOTAL INVESTMENTS (146.8%) (Cost $1,255,404,570)	1,232,615,924

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-13.1%)		(110,000,000)

LIABILITIES, LESS OTHER ASSETS (-33.7%)		(283,197,996)

NET ASSETS (100.0%)		$839,417,928

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%) #
Consumer Discretionary (0.0%)
56 10,387,944	Booking Holdings, Inc. Put, 06/21/19, Strike $1,650.00 (Premium $331,669)	$(96,600)

NOTES TO SCHEDULE OF INVESTMENTS
µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $24,639,498 (see Note 6 – Notes Payable).
*

Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.
@	In default status and considered non-income producing.
‡	Variable rate security. The rate shown is the rate in effect at April 30, 2019.
&	Illiquid security.
~	Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $759,126.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
#	Non-income producing security.
!

This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.
**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2019.
***	The rate disclosed is the 7 day net yield as of April 30, 2019.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 27

Statement of Assets and Liabilities April 30, 2019 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,255,404,570)	$1,232,615,924
Cash with custodian (interest bearing)	72,225
Receivables:
Accrued interest and dividends	9,602,993
Investments sold	18,202,566
Prepaid expenses	499,690
Other assets	152,825
Total assets	1,261,146,223

LIABILITIES
Options written, at value (premium $331,669)	96,600
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 4,400,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $919,735) (Note 7)	109,080,265
Payables:
Notes payable	303,900,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	282,536
Investments purchased	6,600,153
Affiliates:
Investment advisory fees	817,826
Deferred compensation to trustees	152,825
Trustees’ fees and officer compensation	13,235
Other accounts payable and accrued liabilities	784,855
Total liabilities	421,728,295
NET ASSETS	$839,417,928

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 73,161,547 shares issued and outstanding	$879,598,667
Undistributed net investment income (loss)	(24,527,068)
Accumulated net realized gain (loss) on investments and written options	6,899,906
Unrealized appreciation (depreciation) of investments and written options	(22,553,577)
NET ASSETS	$839,417,928
Net asset value per common shares based upon 73,161,547 shares issued and outstanding	$11.47

28 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations Six Months Ended April 30, 2019 (Unaudited)

INVESTMENT INCOME
Interest	$27,321,975
Dividends	3,963,320
Total investment income	31,285,295

EXPENSES
Investment advisory fees	4,834,218
Interest expense on Notes Payable (Note 6)	4,127,330
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	2,214,942
Legal fees	111,429
Printing and mailing fees	62,624
Fund administration fees	55,014
Accounting fees	41,352
Trustees’ fees and officer compensation	36,622
Audit fees	33,378
Transfer agent fees	16,094
Custodian fees	11,985
Registration fees	9,270
Other	78,753
Total expenses	11,633,011
NET INVESTMENT INCOME (LOSS)	19,652,284

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	46,839
Purchased options	(2,310,388)
Written options	(53,497)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	50,591,354
Purchased options	2,229,401
Written options	232,022
NET GAIN (LOSS)	50,735,731
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$70,388,015

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT 29

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$19,652,284	$44,060,061
Net realized gain (loss)	(2,317,046)	55,650,674
Change in unrealized appreciation/(depreciation)	53,052,777	(81,570,167)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	70,388,015	18,140,568

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(37,312,391)	(86,453,583)
Net decrease in net assets from distributions to common shareholders	(37,312,391)	(86,453,583)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	1,895,796
Offering costs on shares	—	(151,499)
Reinvestment of distributions resulting in the issuance of stock	—	4,094,264
Net increase (decrease) in net assets from capital stock transactions	—	5,838,561
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,075,624	(62,474,454)

NET ASSETS
Beginning of period	$806,342,304	$868,816,758
End of period	$839,417,928	$806,342,304

Statement of Cash Flows

30 CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$70,388,015	$18,140,568
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(223,929,679)	(732,626,540)
Net proceeds from disposition of short term investments	2,747,496	2,521,943
Proceeds paid on closing written options	(733,245)	(825,937)
Proceeds from disposition of investment securities, including purchased options	258,049,550	766,003,744
Premiums received from written options	494,305	2,011,029
Amortization and accretion of fixed-income securities	(8,273,345)	(14,702,129)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	84,154	184,144
Net realized gains/losses from investments, excluding purchased options	(47,414)	(52,605,155)
Net realized gains/losses from purchased options	2,310,388	(2,043,176)
Net realized gains/losses from written options	53,497	(1,017,121)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(50,591,354)	79,835,207
Change in unrealized appreciation or depreciation on purchased options	(2,229,401)	1,750,225
Change in unrealized appreciation or depreciation on written options	(232,022)	(13,094)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	870,463	747,731
Prepaid expenses	(30,359)	(377,406)
Other assets	(1,168)	1,146,384
Increase/(decrease) in liabilities:
Payables to affiliates	(51,300)	(39,739)
Other accounts payable and accrued liabilities	61,154	(121,387)
Net cash provided by/(used in) operating activities	$48,939,735	$67,969,291

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	—	1,895,796
Offering costs related to shares sold	—	(151,499)
Distributions to shareholders	(37,312,391)	(82,359,319)
Increase/(decrease) in Distributions to Mandatory Redeemable Preferred Shareholders	(58,861)	341,397
Offering costs on Mandatory Redeemable Preferred Shares	—	(25,174)
Net increase/(decrease) in due to custodian bank	—	(566,750)
(Repayment)/Proceeds from Notes Payable	(11,600,000)	13,000,000
Net cash provided by/(used in) financing activities	$(48,971,252)	$(67,865,549)
Net increase/(decrease) in cash	$(31,517)	$103,742
Cash and restricted cash at beginning of period	$103,742	$—
Cash at end of period	$72,225	$103,742
Supplemental disclosure
Cash paid for interest on Notes Payable	$4,221,058	$6,320,091
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$2,156,081	$4,881,297
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$—	$4,094,264

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	72,225	103,742
Restricted cash for swap collateral	–	–
Total cash and restricted cash at period end	$72,225	$103,742

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible and High Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 12, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on May 28, 2003.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and below investment grade (high yield) non-convertible debt securities and under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities and at least 20% of its managed assets in below investment grade (high yield/high risk) non-convertible debt securities. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund’s securities typically will range from five to ten years. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

32   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2019. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of

Notes to Financial Statements (Unaudited)

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016 - 2018 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee. On October 12, 2018, the Board of Trustees approved terminating the financial accounting services agreement between the Funds and Calamos Advisors effective November 1, 2018. Effective November 1, 2018, the Funds entered into an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Funds. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Funds’ holdings. Effective November 1, 2018, the Funds entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Funds. These services include: monitoring the calculation of expense accrual amounts for each Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for each Fund; preparing financial reporting statements for each Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in

34   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

the value of the measuring shares. Deferred compensation of $152,825 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2019. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2019.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2019 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$204,144,973
Proceeds from sales	11,350,898	239,613,597

The cost basis of investments for federal income tax purposes at April 30, 2019 was as follows*:

Cost basis of investments	$1,255,072,901
Gross unrealized appreciation	62,690,524
Gross unrealized depreciation	(85,244,101)
Net unrealized appreciation (depreciation)	$(22,553,577)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2019 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2018 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2018
Distributions paid from:
Ordinary income	$90,809,339
Long-term capital gains	—
Return of capital	—

As of October 31, 2018, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$136,120
Undistributed capital gains	3,866,727
Total undistributed earnings	4,002,847
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(77,140,922)
Total accumulated earnings/(losses)	(73,138,075)
Other	(118,289)
Paid-in-capital	879,598,667
Net assets applicable to common shareholders	$806,342,303

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2019.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

36   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2019, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2019, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2019, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$3,665,078	$—
Written options(2)	—	96,600
	$3,665,078	$96,600

(1) Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value.”

(2) Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the period ended April 30, 2019, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	9,586
Written options	576

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $480.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2019, the average borrowings under the Agreement were $307.7 million. For the period ended April 30, 2019, the average interest rate was 2.72%. As of April 30, 2019, the amount of total outstanding borrowings was $303.9 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2019 was 2.72%.

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2019, approximately $278.2 million of securities were on loan ($275.9 million of fixed income securities and $2.3 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 4,400,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $110.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2019.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	1,460	$25	$36,500,000
Series B	9/06/24	4.00%	1,460	$25	$36,500,000
Series C	9/06/27	4.24%	1,480	$25	$37,000,000
				Total	$110,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared

38   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 73,161,547 shares outstanding at April 30, 2019. Calamos Advisors did not own any of the outstanding shares at April 30, 2019. Transactions in common shares were as follows:

	SIX MONTHS ENDED April 30, 2019	YEAR ENDED October 31, 2018
Beginning shares	73,161,539	72,659,092
Shares sold	—	160,872
Shares issued through reinvestment of distributions	—	341,575
Shares adjusted	8	—
Ending shares	73,161,547	73,161,539

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   39

Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$393,602,413	$—	$393,602,413
Convertible Bonds	—	611,797,956	—	611,797,956
Bank Loans	—	45,319,112	—	45,319,112
Synthetic Convertible Securities (Corporate Bonds)	—	18,121,815	—	18,121,815
Synthetic Convertible Securities (Purchased Options)	3,198,038	—	—	3,198,038
Convertible Preferred Stocks	101,182,320	4,940,900	—	106,123,220
Common Stocks U.S.	35,144,594	—	—	35,144,594
Purchased Option	467,040	—	—	467,040
Short Term Investments	18,841,736	—	—	18,841,736
Total	$158,833,728	$1,073,782,196	$—	$1,232,615,924
Liabilities:
Written Option	$96,600	$—	$—	$96,600
Total	$96,600	$—	$—	$96,600

40   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2019	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.02	$11.96	$11.33	$12.39	$14.24	$13.89
Income from investment operations:
Net investment income (loss)*	0.27	0.60	0.61	0.65	0.73	0.79
Net realized and unrealized gain (loss)	0.69	(0.35)	1.22	(0.51)	(1.38)	0.69
Total from investment operations	0.96	0.25	1.83	0.14	(0.65)	1.48
Less distributions to common shareholders from:
Net investment income	(0.50)	(1.19)	(0.70)	(0.69)	(0.98)	(1.13)
Net realized gains	(0.01)	—	—	—	—	—
Return of capital	—	—	(0.50)	(0.51)	(0.22)	—
Total distributions	(0.51)	(1.19)	(1.20)	(1.20)	(1.20)	(1.13)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	0.00 (a)	—	0.00 (a)	—	—
Premiums from shares sold in at the market offerings	—	0.00 (a)	—	—	—	—
Net asset value, end of period	$11.47	$11.02	$11.96	$11.33	$12.39	$14.24
Market value, end of period	$11.07	$10.86	$11.96	$10.47	$11.61	$14.47
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	9.26%	1.75%	17.28%	2.55%	(4.65)%	11.22%
Market value	7.00%	0.28%	26.91%	1.13%	(12.08)%	22.16%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	2.93% (d)	2.54%	1.89%	1.78%	1.57%	1.47%
Net investment income (loss)	4.95% (d)	5.13%	5.25%	5.73%	5.38%	5.57%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$839,418	$806,342	$868,817	$822,183	$898,695	$1,029,902
Portfolio turnover rate	17%	58%	89%	34%	37%	35%
Average commission rate paid	$0.0202	$0.0260	$0.0282	$0.0221	$0.0286	$0.0292
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$110,000	$110,000	$110,000	$—	$—	$—
Notes Payable (000’s omitted)	$303,900	$315,500	$302,500	$337,000	$398,000	$400,000
Asset coverage per $1,000 of loan outstanding(e)	$4,124	$3,904	$4,236	$3,440	$3,258	$3,575
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(f)	$285	$280	$291	$—	$—	$—

*Net investment income calculated based on average shares method.

(a)Amount is less than $0.005 per common share.

(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.33%, 1.28%, 1.24%, 1.25%, 1.21% and 1.18%, respectively.

(d)Annualized.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(f)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Convertible and High Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible and High Income Fund (the “Fund”) as of April 30, 2019, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2018, and the financial highlights for each of the five years in the period then ended; and in our report dated December 17, 2018, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 14, 2019

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

42   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT   43

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

44   CALAMOS Convertible and High Income Fund SEMIANNUAL REPORT

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2019 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHYSAN 1791 2019

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible and High Income Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2019

By:	/s/ Curtis Holloway
Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2019

By:	/s/ Curtis Holloway
Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 25, 2019